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                                                                    EXHIBIT 10.6

                                PROMISSORY NOTE
                                ---------------



$1,111,000  New York, New York
December 1, 1995



ON DEMAND, FOR VALUE RECEIVED, the undersigned, THE A CONSULTING TEAM, INC., a New York corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of SHMUEL BENTOV (the "Lender") the principal amount of One Million One Hundred and Eleven Thousand Dollars ($1,111,000) in lawful money of the United States of America and in immediately available funds, commencing December 1, 1995 and due upon demand of the Lender, and to pay interest on the unpaid principal amount accrued from the date of this Promissory Promissory Note until such principal amount becomes due or is paid in full, payable upon demand, at a rate per annum equal at all times to the Prime Rate. Any change in the interest rate resulting from a change in the Prime Rate shall be effective at the beginning of the day on which such change in the Prime Rate Becomes effective.

This Promissory Note shall become at once due and payable without notice, presentment or demand of payment by the Lender, and may be prepaid at any time without penalty.

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The indebtedness evidenced by this Promissory Note is subordinate and subject in right of payment as to principal and interest to the prior payment in full of all principal, premium, if any, and interest on all indebtedness of the Borrower, regardless of when incurred, including indebtedness incurred after the date hereof, for money owed by the Borrower pursuant to its line of Credit with Citibank, N.A. ("Senior Debt"). Upon maturity of any Senior Debt, payment in full must be made on such Senior Debt before any payment is made on or in respect of this Promissory Note. During the continuance of any default with respect to any Senior Debt entitling the holder thereof to accelerate the maturity thereof, or if any such default would be caused by any payment upon or in respect of this Promissory Note, no payment may be made by the Company upon or in respect of this Promissory Note. Upon any distribution of assets of the Company in any dissolution, winding up, liquidation or reorganization of the Company, payment of the principal of and premium, if any, and interest on this Promissory Note shall be subordinated to the prior payment in full of all Senior Debt.

This Promissory Note shall be governed by and construed in all respects under the laws of the State of New York, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Promissory Note shall be brought and prosecuted in such federal or state court or courts located within the State of New York as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so

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commenced has been commenced in an inconvenient forum.

This Promissory Note shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Lender, his heirs, administrators, executors and successors.

IN WITNESS WHEREOF, the undersigned Borrower has executed this Promissory Note on the day and year first above written.


THE A CONSULTING TEAM, INC.



By:

Name:

Title:





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                                 CROSS-RECEIPT

THE A CONSULTING TEAM, INC. (the "Borrower") hereby submits to SHMUEL BENTOV (the "Lender") the aggregate amount of One Million Dollars ($1,000,000) representing payment in full of the principal amount of the promissory note entered into between the Lender and the Borrower on December 1, 1995 (the "Promissory Note"), plus all interest accrued thereon and under the terms thereof.


SHMUEL BENTOV (the "Lender"), hereby acknowledges receipt from THE A CONSULTING TEAM, INC. (the "Borrower") of the aggregate amount of One Million Dollars ($1,000,000) representing full satisfaction of the Borrower's obligations pursuant to the terms of the Promissory Note.

June 13, 1997
New York, NY

THE A CONSULTING TEAM, INC.,



By:


SHMUEL BENTOV,

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